RUSH ENTERPRISES


NO PARKING FIRE LANE

May
2019

expect more.

Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 7,385 dedicated employees
- $5.5 billion in revenue in 2018
- 37,797 trucks sold in 2018
- 5.7% U.S. Class 8 market share in 2018
- 5.0% U.S. Class 4-7 market share in 2018
- Dual class structure
- First ever cash dividend Q2 2018
- Share repurchase authorization of $150 million


RUSH
ENTERPRISES
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Company at a Glance

- Rush Truck Centers
- Rush Bus Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Truck Leasing
- Rush Truck Insurance Services
- Rig Tough Truck Parts
- House of Trucks
- Momentum Fuel Technologies
- Custom Vehicle Solutions
- Perfection Truck Parts and Equipment
- Chrome Country
- World Wide Tires

Commercial Vehicle Market

- Healthy economy positively impacting truck sales and aftermarket services
  - Continued strength in vocational markets
  - Extended delivery time for new truck orders
- Decreased freight rates, increased used truck supply could put pressure on used truck values
- U.S. Class 8 truck sales in Q1-Q2 2019 look solid; purchase decisions may be affected Q3-Q4
- Alternative fuel vehicles adoption rate slowed but remains long-term growth opportunity
- Strong Class 4-7 market continues


expect more.

US Retail Truck Sales



Class 8
Class 4-7
350
300
250
200
150
100
50
Units ($000s)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019E
Class 8	97	110	174	199	188	224	253	197	197	256	264
Class 4-7	111	118	146	164	180	200	218	226	242	258	262

Source: ACT Research

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Strategic Growth Initiatives

- 2022 financial goals
  - $7.0 billion in annual revenue
  - 5% pretax profit margin
- Growth goals and opportunities
  - Grow parts revenue to $2 billion
  - Grow service and body shop revenue to $600 million
  - Increase Momentum Fuel Technologies market share to 30%
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.2%
  - Increase RTL pretax margin to 7.0%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program











expect more.

Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- 120+ locations in 22 states
- 50% ownership of Rush Truck Centres of Canada, 14 International locations in Ontario
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Financial and insurance services
- Over 4 million square feet of premium facilities


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Rush Truck Centers Network


Parts and Service Locations
International Dealerships
Peterbilt Dealerships
Rush Truck Centres Canada

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Solutions Network

- Capabilities for all makes and models
- Aftermarket parts
  - $268 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- Service and body shop
  - 2,349 service bays; 2,610 technicians; 26 collision centers
  - Complete range of maintenance solutions
  - 502 mobile and embedded technicians
  - RushCare services
  - CNG/LNG service capabilities


expect more.

Technology Innovation

- RushCare Parts Connect
- RushCare Service Connect
- RushCare Telematics Solutions
- RushCare call center and customer support team


Parts Connect

Natural Gas Sales and Service

- Natural gas-powered vehicles remain long-term growth opportunity
- More than 6,928 units sold since 2005
- Sales specialists and grant consultant
- Parts and service support
  - Natural gas operations manager
  - 27 dedicated CNG locations
  - Natural gas service included in all new facility construction and expansion
  - Mobile service
  - 172 certified technicians
- Natural gas fuel system installation


CNG | LNG
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Momentum Fuel Technologies

- Innovative design and manufacturing
- Advanced safety features
- Installation expertise
- Nationwide service network
- Multiple configurations serving over-the-road, refuse, construction, beverage, bulk haul and transit

U.S. CLASS 8 NATURAL GAS ADOPTION RATES



% US Class 8 Sales
Units (000)
10
8
6
4
2
0

2012	2013	2014	2015	2016	2017	2018	2019 (E)
2%	3%	4%	3%	3%	3%	2%	2%

Source: ACT Research

Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in recession due to efficient expense management
- Entered up cycle at 106%
- 122% overall in 2018


ABSORPTION RATIO*
120
100
80
96
106
114
116
114
118
116
112
121
122
9
10
11
12
13
14
15
16
17
18

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

Source: ACT Research

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Quality of Earnings



100
80
60
40
20
0
7.9%
2.7%
36.9%
52.5%
PEAK
2006
6.0%
2.9%
20.1%
71.0%
TROUGH
2009
4.0%
4.2%
28.4%
63.4%
2018

Class 8 Units	290,000	97,000	255,000

2018 GP Margin Truck Sales 7.8% | Parts/Service 37.1% | Rental and Leasing 17.2%

Parts and Service
Truck Sales
Leasing & Rental
Other

Rush Annual Truck Sales



44,000
40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
15,833
9,922
1,704
7,893
16,874
11,241
1,664
7,919
10,816
11,135
1,665
7,008
13,083
10,952
1,661
7,060
14,666
12,949
2,161
8,021
15,000
13,500
2,200
9,000
2014
2015
2016
2017
2018
2019E
Used
Light–duty
Medium–duty
Class 8

expect more.

Commercial Vehicle Franchises

Peterbilt, Class 6-8 – 59 locations, 11 states

International, Class 5-8 – 45 locations, 9 states and 50% ownership of 14 locations in Canada

Ford, Class 3-7 – 9 locations, 7 states

Hino, Class 5-7 – 32 locations, 9 states

Isuzu, Class 4-5 – 26 locations, 9 states

Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states

Blue Bird – 18 locations, 1 state

Collins – 24 locations, 1 state

Elkhart – 17 locations, 1 state

IC Bus – 35 locations, 7 states

Jerr-Dan – 5 locations, 3 states

PacLease – 26 locations, 10 states

Idealease – 19 locations, 9 states

Rush Enterprises Class 8 Customers

- Rush Enterprises 2018 US Class 8 market share – 5.7%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


VOCATIONAL
40-45%
5.7%
LARGE FLEETS
30-35%
OWNER OPERATOR
10-15%
MID-SIZE FLEETS
15-20%

expect more.

Rush Enterprises Class 4-7 Customers

- Rush Enterprises 2018 US Class 4-7 market share – 5.0%
- Vocational and specialty markets
- Ready-to-roll inventory
- National fleet accounts
- Market tied closely to the general economy



5%
CONSTRUCTION/ LANDSCAPING 20%
TOWING/ RECOVERY 10%
FOOD/ BEVERAGE 15%
GOVERNMENT/ MUNICIPAL 10%
PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 20%

expect more.

Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 45 locations including 4 captive shops
- 8,135 units in truck fleet; 1,197 units under contract maintenance
- Growing need by customers for outsourced maintenance



Leasing and Rental Revenue
$ millions
$300
$250
$200
$150
$100
$50
$0
$200
$208
$217
$238
$251
2015
2016
2017
2018
2019 E

Historical Results

$ in millions, except per share amounts	2015	2016	2017	Three Months Ended 3/31/2018	Three Months Ended 3/31/2019
Revenue	$4,979.7	$4,214.6	$4,713.9	$1,240.8	$1,348.3
Gross profit	$784.9	$718.0	$829.9	$227.0	$256.9
Gross profit margin	15.8%	17.0%	17.6%	18.3%	19.1%
Adjusted EBIT (1)*	$108.8	$76.0	$138.7	$38.9	$49.8
Adjusted EBIT margin*	2.2%	1.8%	2.9%	3.1%	3.7%
Net income	$66.1	$40.6	$172.1	$21.0	$37.1
Adjusted net income (1)*	$66.1	$46.0	$89.3	$28.7	$37.1
EPS	$1.61	$1.00	$4.20	$0.51	$0.98
Adjusted EPS (1)*	$1.61	$1.13	$2.18	$0.70	$0.98

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure. See Appendix

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Adjusted Return on Invested Capital

$ in thousands	2015	2016	2017	3/31/2018	3/31/2019
Total debt	$1,586,278	$1,335,441	$1,473,230	$1,481,023	$1,905,410
Adjustments					
Debt related to lease and rental fleet	($603,894)	($579,819)	($598,512)	($583,906)	($597,182)
Floor plan notes payable	($854,758)	($646,945)	($778,561)	($805,531)	($1,111,473)
Adjusted total debt*	$127,626	$108,677	$96,157	$91,586	$196,755
Cash and cash equivalents	($64,847)	($82,026)	($124,541)	($131,712)	($126,572)
Adjusted net (cash) debt*	$62,779	$26,651	($28,384)	($40,126)	$70,183
Shareholders' equity	$844,897	$862,825	$1,040,373	$1,031,669	$1,083,421
Adjusted invested capital*	$907,676	$889,476	$1,011,989	$991,543	$1,153,604
Adjusted return on invested capital (1)*	13.7%	8.5%	14.6%	11.0%	20.0%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

*Non-GAAP financial measure. See Appendix

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure – see Appendix

Free Cash Flow

$ in thousands	2015	2016	2017	Twelve Months Ended 3/31/2018	Twelve Months Ended 3/31/2019
Net cash provided by (used in) operations	$227,250	$521,170	$152,737	$232,876	$58,445
Acquisition of property/equipment	($367,790)	($196,965)	($209,917)	($218,923)	($253,616)
Free cash flow*	($140,540)	$324,205	($57,180)	$13,953	($195,171)
Adjustments:					
Draws (payments) on floor plan financing, net	$31,568	($211,802)	$112,261	$84,753	$261,536
Proceeds from lease/rental debt	$162,497	$121,188	$152,562	$159,144	$162,473
Principal payments on lease/rental debt	($138,813)	($168,644)	($144,998)	($151,369)	($161,962)
Debt proceeds related to acquisitions	($5,645)	$0	$0	$0	$0
Non-maintenance capital expenditures	$138,190	$45,003	$28,734	$26,912	$48,050
Adjusted free cash flow*	$47,257	$109,950	$91,379	$133,393	$114,926

*Non-GAAP financial measure. See Appendix

RUSH ENTERPRISES


NO PARKING FIRE LANE

May
2019

expect more.

Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Appendix Reconciliation

Adjusted Net income and EPS

In thousands, except per share amounts	2015	2016	2017	Three Months Ended 3/31/2018	Three Months Ended 3/31/2019
Net Income	$66,053	$40,582	$172,129	$21,039	$37,104
Adjustments					
Restructuring charges, net of tax		$5,425			
ERP platform write-off, net of tax				$7,671	
Aircraft impairment charge, net of tax					
Revaluation of deferred tax liabilities			($82,862)		
Adjusted Net Income*	$66,053	$46,007	$89,267	$28,710	$37,104
Diluted shares outstanding EPS	41,093	40,603	40,980	41,092	37,834
EPS	$1.61	$1.00	$4.20	$0.51	$0.98
Adjusted EPS*	$1.61	$1.13	$2.18	$0.70	$0.98

*Non-GAAP financial measure

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform.

*Non-GAAP financial measure – see Appendix

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Appendix Reconciliation

Adjusted EBITDA and EBIT

$ in thousands	2015	2016	2017	Three Months Ended 3/31/2018	Three Months Ended 3/31/2019
Net Income	$66,053	$40,582	$172,129	$21,039	$37,104
Adjusted Net Income*	$66,053	$46,007	$89,267	$28,710	$37,104
Provision for Income Taxes	$41,750	$29,372	$47,132	$7,044	$12,454
Interest expense	$13,473	$14,279	$12,310	$4,306	$7,358
Depreciation and amortization	$43,859	$51,261	$50,069	$22,908	$12,925
Asset impairment \charge, net of tax				($7,671)	
(Gain) Loss on sales of assets	$544	($1,755)	$105	$28	($57)
EBITDA*	$165,679	$139,164	$198,883	$55,325	$69,784
Adjustment					
Interest expense associated with floor plan notes payable	($13,054)	($11,901)	($10,121)	($3,768)	($7,077)
Adjusted EBITDA*	$152,625	$127,263	$188,762	$51,557	$62,707
Depreciation and amortization	($43,859)	($51,261)	($50,069)	($12,680)	($12,925)
Adjusted EBIT*	$108,776	$76,002	$138,693	$38,877	$49,782

*Non-GAAP financial measure